Subsequent events	6 Months Ended
Feb. 28, 2022
Subsequent events

27. Subsequent events

The Company has evaluated subsequent events from the balance sheet date through April 14, 2022, the date at which the unaudited interim condensed consolidated financial statements were available to be issued and determined there were no additional items to be disclosed except for the transaction described below.

On April 7, 2022, the Company announced the completion of the sale of its Eden Games business. The Company sold its approximately 96% interest in Eden Games for approximately USD$15.3 million (CAD $19.2 million).

In connection with the Company’s sale of Eden Games, the Company acquired two promissory notes from two members of Eden’s senior management team (the “sellers”) in exchange for an aggregate cash payment in the amount of EUR1,081,081 and future payments in the amount of EUR372,073. The promissory notes represent outstanding amounts due to the sellers from third parties in connection with the terms of the 2018 transaction by which Engine initially acquired its interest in Eden Games and subsequent contractual agreements between the sellers, the third parties and the Company. These notes are currently in collection, which the Company, as transferee, will pursue. The current amount due under these notes from the third parties is approximately $2.5 million in principal and accrued interest.